Exhibit 10.9
QuidelOrtho Corporation
Restricted Stock Unit Award Grant Notice
(Amended and Restated 2018 Equity Incentive Plan)
Pursuant to Section 6.10 of the QuidelOrtho Corporation Amended and Restated 2018 Equity Incentive Plan (the “Plan”) and QuidelOrtho Corporation’s (the “Company”) deferred compensation programs (including the employee bonus election form and the director fee payment election form), the Company hereby awards to you a Restricted Stock Unit Award covering the number of shares of the Company’s Common Stock set forth below (the “Award”). This Award will be evidenced by this Grant Notice and the attached Restricted Stock Unit Award Terms and Conditions (the “Terms and Conditions”).
Recipient:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Converted RSU Award:
Number of Shares Subject to Premium RSU Award:
Vesting and Settlement:     Subject to the applicable tax withholding requirements, the Restricted Stock Units will vest and be delivered at the time set forth on Exhibit A.
Additional Terms/Acknowledgements: The undersigned acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Award Grant Notice, the Restricted Stock Unit Award Terms and Conditions, the Plan, the Plan Prospectus and the deferred compensation programs (including the applicable election forms). In the event of any conflict between the provisions of your Award and those of the deferred compensation program, the provisions of the deferred compensation program will control. You further acknowledge that as of the Date of Grant, this Restricted Stock Unit Award Grant Notice, the Restricted Stock Unit Award Terms and Conditions, the Plan, the Plan Prospectus and the deferred compensation plan set forth the entire understanding between the Company and you regarding the acquisition of shares of Common Stock of the Company and supersede all prior oral and written agreements on that subject with the exception of: (i) Awards previously granted and delivered to you under the Plan, and (ii) the Other Agreements listed below. You further acknowledge that there may be adverse tax consequences upon the vesting or settlement of the Restricted Stock Units or disposition of the underlying shares and that you have been advised to consult a tax advisor prior to such vesting, settlement or disposition.
Other Agreements:

QuidelOrtho Corporation    Recipient:
By:
    Signature    Signature
Title:         Date:
Date:
Attachments/Incorporated by Reference:     Restricted Stock Unit Award Terms and Conditions and Amended and Restated 2018 Equity Incentive Plan

Exhibit A
VESTING AND SETTLEMENT SCHEDULE

Converted RSUs:
The Common Stock subject to the Converted RSU Award are fully vested. You will receive shares of Common Stock underlying the Converted RSUs within thirty (30) days after the earliest to occur of: (a) ______ year(s) from the Grant Date (based on your election form); or (b) your Separation from Service; or (c) a Change in Control.
Notwithstanding the foregoing, the delivery of Common Stock may be delayed in accordance with Section 5.16 of the Plan (including the six-month delay for Specified Employees).
Premium RSUs:
The Common Stock subject to the Premium RSU Award will vest on ________________ (one year following the Vesting Commencement Date). You will receive shares of Common Stock underlying the Premium RSUs within thirty (30) days after the earliest to occur of: (a) _______ year(s) from the Grant Date (based on your election form); (b) your Separation from Service; or (c) a Change in Control; provided, however, that if your service is terminated for any reason (outside of a Change in Control) prior to the one-year anniversary of the Vesting Commencement Date, the Premium RSUs shall be forfeited and cancelled as of the date of such termination of service.
Notwithstanding the foregoing, the delivery of Common Stock may be delayed in accordance with Section 5.16 of the Plan (including the six-month delay for Specified Employees).

Attachment I
RESTRICTED STOCK UNIT
AWARD TERMS AND CONDITIONS

Attachment II
AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN